UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Annual report 12/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Global financial markets delivered robust returns during the 12 months ended December 31, 2019. Stocks were particularly strong in the United States, where they delivered double-digit returns across most economic sectors. Investors benefited from a combination of low inflation, accommodative central bank policy, healthy fundamentals, and corporate buybacks of stock. Investors in non-U.S. equities also saw strong gains, fueled in part by similarly supportive monetary policy and some signs of strength in developing markets.

After such a strong year of returns—in a historically long bull market—investors are prudent to consider the risks to future gains. Growth has slowed in the United States, with some negative data in manufacturing reflecting concerns over international trade and wavering business confidence. Indeed, trade disputes and other geopolitical tensions may continue to create uncertainty among businesses and skepticism among investors. Your financial advisor can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
5	Manager's discussion of fund performance
7	Fund's investments
34	Financial statements
37	Financial highlights
38	Notes to financial statements
49	Report of independent registered public accounting firm
50	Tax information
51	Additional information
54	Trustees and Officers
58	More information

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/19 (%)

The MSCI All Country (AC) World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Easing economic policy and trade tensions boosted equities

Global stocks delivered positive returns, spurred by accommodative economic policy from global central banks and progress in trade negotiations between the United States and China.

The fund's stock selection hurt relative results

The fund had a positive return but underperformed its comparative index, the MSCI All Country World Index, owing primarily to stock selection and sector allocation within its equity strategy.

Options and hedging strategies also detracted from performance

The fund's equity option overlay and beta hedge strategy also detracted from relative results, while its high-yield fixed-income exposure had a positive absolute contribution.

PORTFOLIO COMPOSITION AS OF 12/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

SECTOR COMPOSITION AS OF 12/31/19 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. For the fiscal year ended December 31,2019, the fund's aggregate distributions included a return of capital of $0.83 per share, or 55% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares. See the Financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

Manager's discussion of fund performance

What factors drove global equities' strong results during the 12 months ended December 31, 2019?

Volatility led by macro themes, accommodative economic policy, and the state of trade negotiations between the United States and China drove markets during the period. Stocks rose in the first quarter, due to productive trade talks and dovish rhetoric and policy actions by the major central banks. They continued to move higher in the second quarter, overcoming escalating trade tensions and Brexit uncertainty. Interest-rate cuts from the U.S. Federal Reserve and a sweeping stimulus package from the European Central Bank boosted equities in a volatile third quarter and set the stage for a strong finish to the year. Waning recession fears, forecasts for improving global growth in 2020, and an easing of trade tensions in the fourth quarter helped to bolster risk appetite.

What trends led to the fund's underperformance?

Weak security selection—particularly in the communication services, consumer discretionary, and financials sectors—drove the fund's underperformance of its benchmark, the MSCI All Country World Index. Sector allocation also detracted from relative performance, particularly an underweight allocation to the information technology sector and overweight allocations to the energy and utilities sectors.

TOP 10 HOLDINGS AS OF 12/31/19 (%)		COUNTRY COMPOSITION AS OF 12/31/19 (%)
TOTAL SA	1.2	United States	41.3
Verizon Communications, Inc.	1.0	Japan	10.2
Philip Morris International, Inc.	1.0	United Kingdom	7.0
Pfizer, Inc.	1.0	France	6.2
UBS Group AG	1.0	Canada	5.3
Mitsubishi UFJ Financial Group, Inc.	1.0	Netherlands	4.0
Bank of America Corp.	1.0	Switzerland	3.3
Taiwan Semiconductor Manufacturing Company, Ltd.	0.9	Germany	2.2
AXA SA	0.9	Australia	1.8
TC Energy Corp.	0.9	China	1.5
TOTAL	9.9	Other countries	17.2
		TOTAL	100.0
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

The fund's options and beta hedge strategies, which are designed to generate extra income and reduce equity exposure through selling the MSCI EAFE Index, FTSE Index, and STOXX 50 Index, also detracted from performance, while its global high-yield fixed-income exposure contributed to results over the year. The top relative detractors included underweight exposures to Apple, Inc. and Microsoft Corp. The top relative contributors were wireless and communications chipmaker QUALCOMM, Inc. and Zurich Insurance Group AG. We sold Zurich during the period.

How was the fund positioned at the end of the period?

The fund's largest overweights were in utilities and energy, while the largest underweights were in information technology and healthcare. From a regional perspective, the strategy ended the period most overweight in Europe and most underweight in North America. Macro challenges created a volatile backdrop for the market in 2019 and we expect this to persist into the new year. We note an unusual lack of consensus across the industry around the macroeconomic outlook, which leads to a wide range of potential outcomes. As a result, we believe that a multistrategy factor-based approach to capital allocation can help manage risk amid uncertainty and reduce excess drawdown in the event of market shocks.

Can you tell us about a manager change?

Effective February 21, 2019, Roberto J. Isch, CFA, joined the management team.

MANAGED BY

Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993
Roberto J. Isch, CFA On the fund since 2019 Investing since 2006

The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

Fund’s investments
AS OF 12-31-19
	Shares	Value
Common stocks 83.0%		$150,670,783
(Cost $155,227,272)
Communication services 9.8%		17,741,599
Diversified telecommunication services 5.0%
AT&T, Inc.	11,966	467,631
BCE, Inc.	14,303	662,638
BT Group PLC	452,313	1,152,579
CenturyLink, Inc.	23,227	306,829
China Telecom Corp., Ltd., H Shares	406,016	167,274
China Unicom Hong Kong, Ltd.	211,210	198,880
Hellenic Telecommunications Organization SA	69,772	1,116,815
Koninklijke KPN NV	386,641	1,144,216
KT Corp.	6,755	157,623
Magyar Telekom Telecommunications PLC	51,006	77,153
O2 Czech Republic AS	76,525	789,789
Orange SA	42,664	626,999
Proximus SADP	2,820	80,804
Spark New Zealand, Ltd.	31,799	92,726
Telefonica Deutschland Holding AG	62,932	182,560
Verizon Communications, Inc.	30,135	1,850,289
Entertainment 0.3%
Avex, Inc.	5,800	66,809
DeNA Company, Ltd.	5,020	80,908
Konami Holdings Corp.	967	39,736
NHN Corp. (A)	480	27,635
Nintendo Company, Ltd.	137	54,795
The Walt Disney Company	1,665	240,809
Interactive media and services 0.9%
Alphabet, Inc., Class A (A)	520	696,483
Baidu, Inc., ADR (A)	312	39,437
Facebook, Inc., Class A (A)	2,088	428,562
Gree, Inc.	24,510	110,743
InterActiveCorp (A)	258	64,270
Kakaku.com, Inc.	1,591	40,623
SINA Corp. (A)	528	21,083
Z Holdings Corp.	44,445	187,652
Media 1.4%
Comcast Corp., Class A	33,408	1,502,358
Criteo SA, ADR (A)	4,152	71,954
Eutelsat Communications SA	3,861	62,910
Fuji Media Holdings, Inc.	4,275	60,698
Gendai Agency, Inc.	1,360	5,254
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Communication services (continued)
Media (continued)
Metropole Television SA	5,260	$99,187
Nippon Television Holdings, Inc.	8,170	108,998
RTL Group SA	4,867	239,806
SES SA	5,030	70,700
Telenet Group Holding NV	2,803	126,003
Television Francaise 1	13,880	115,694
TV Asahi Holdings Corp.	5,240	96,755
Zee Entertainment Enterprises, Ltd.	18,725	76,575
Wireless telecommunication services 2.2%
China Mobile, Ltd.	83,601	706,416
Intouch Holdings PCL	30,935	59,065
KDDI Corp.	34,900	1,041,288
Millicom International Cellular SA	25,514	1,225,281
Mobile TeleSystems PJSC, ADR	22,955	232,993
MTN Group, Ltd.	11,145	65,701
NTT DOCOMO, Inc.	3,126	87,078
Orange Belgium SA	3,779	87,768
Softbank Corp.	16,427	220,281
VEON, Ltd.	45,662	115,525
Vodafone Group PLC	45,824	88,961
Consumer discretionary 6.9%		12,428,280
Auto components 1.0%
Aisan Industry Company, Ltd.	2,680	19,309
Bridgestone Corp.	5,711	212,164
Exedy Corp.	4,455	100,779
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	56,585	173,262
NOK Corp.	8,965	133,720
Sumitomo Riko Company, Ltd.	6,080	54,849
Tachi-S Company, Ltd.	4,340	56,544
The Yokohama Rubber Company, Ltd.	33,746	654,501
Tokai Rika Company, Ltd.	5,890	114,780
Toyoda Gosei Company, Ltd.	5,125	127,968
Toyota Boshoku Corp.	2,480	39,821
Unipres Corp.	7,000	98,227
Automobiles 1.8%
Daimler AG	5,655	312,633
Dongfeng Motor Group Company, Ltd., H Shares	177,960	167,422
Ford Motor Company	26,073	242,479
Honda Motor Company, Ltd.	12,800	362,260
Isuzu Motors, Ltd.	78,600	929,112
Kia Motors Corp. (A)	18,498	706,448
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer discretionary (continued)
Automobiles (continued)
Mitsubishi Motors Corp.	19,220	$80,114
Nissan Motor Company, Ltd.	51,587	298,933
Renault SA	3,197	151,817
Diversified consumer services 0.2%
Allstar Co-Invest LLC (A)(C)(D)	236,300	92,157
Benesse Holdings, Inc.	2,000	52,569
H&R Block, Inc.	6,366	149,474
Hotels, restaurants and leisure 0.6%
Carnival Corp.	2,036	103,490
Chipotle Mexican Grill, Inc. (A)	81	67,806
Las Vegas Sands Corp.	4,717	325,662
OPAP SA	19,480	253,445
Starbucks Corp.	2,537	223,053
Yum! Brands, Inc.	1,193	120,171
Household durables 1.6%
Funai Electric Company, Ltd. (A)	9,123	58,912
Newell Brands, Inc.	36,051	692,900
Nikon Corp.	8,835	108,049
Persimmon PLC	2,823	100,835
Sekisui House, Ltd.	31,769	678,422
Taylor Wimpey PLC	177,647	455,499
Woongjin Coway Company, Ltd.	9,803	788,110
Internet and direct marketing retail 0.5%
Alibaba Group Holding, Ltd., ADR (A)	789	167,347
Amazon.com, Inc. (A)	376	694,788
Qliro Group AB (A)	22,910	17,099
Leisure products 0.0%
Sankyo Company, Ltd.	2,060	68,418
Multiline retail 0.2%
Kohl's Corp.	1,766	89,978
Macy's, Inc.	5,936	100,912
Marks & Spencer Group PLC	34,043	96,528
Specialty retail 0.8%
CECONOMY AG (A)	13,941	84,277
Halfords Group PLC	23,425	52,700
Kingfisher PLC	50,663	145,845
L Brands, Inc.	2,418	43,814
Nishimatsuya Chain Company, Ltd.	7,660	65,772
Shimamura Company, Ltd.	1,650	125,439
The Gap, Inc.	4,109	72,647
The Home Depot, Inc.	3,983	869,808
Xebio Holdings Company, Ltd.	7,025	84,830
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.2%
361 Degrees International, Ltd.	199,300	$36,342
Daphne International Holdings, Ltd. (A)	272,250	5,068
Geox SpA	18,989	25,183
Pandora A/S	1,108	48,185
Sanyo Shokai, Ltd.	3,660	46,334
Tapestry, Inc.	6,647	179,270
Consumer staples 5.4%		9,862,371
Beverages 0.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,420	55,952
Coca-Cola Icecek AS	9,312	60,514
PepsiCo, Inc.	1,917	261,996
Food and staples retailing 0.2%
Cawachi, Ltd.	2,270	45,993
Costco Wholesale Corp.	328	96,406
J Sainsbury PLC	60,930	185,791
METRO AG	2,917	46,938
Food products 1.7%
General Mills, Inc.	4,133	221,363
Kellogg Company	19,844	1,372,411
Nestle SA	6,096	659,985
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	311,600	33,322
The Hershey Company	483	70,991
The Kraft Heinz Company	15,546	499,493
Tyson Foods, Inc., Class A	1,229	111,888
Wens Foodstuffs Group Company, Ltd., Class A	10,300	49,715
Household products 0.4%
Colgate-Palmolive Company	2,039	140,365
Kimberly-Clark Corp.	1,482	203,849
The Clorox Company	654	100,415
The Procter & Gamble Company	2,744	342,726
Personal products 0.4%
The Estee Lauder Companies, Inc., Class A	428	88,399
Unilever NV	11,575	664,297
Tobacco 2.5%
Altria Group, Inc.	8,783	438,360
British American Tobacco PLC	22,878	972,362
Imperial Brands PLC	42,489	1,051,190
Japan Tobacco, Inc.	11,642	259,576
Philip Morris International, Inc.	21,484	1,828,074
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Energy 7.6%		$13,814,259
Energy equipment and services 0.1%
Fugro NV (A)	5,786	65,234
Helmerich & Payne, Inc.	1,205	54,743
Saipem SpA (A)	23,508	114,971
The Drilling Company of 1972 A/S (A)	308	20,337
Trican Well Service, Ltd. (A)	28,240	24,792
Oil, gas and consumable fuels 7.5%
Advantage Oil & Gas, Ltd. (A)	30,548	64,693
Aker BP ASA	5,127	168,270
ARC Resources, Ltd.	8,373	52,744
BP PLC	55,388	348,435
Cameco Corp.	6,237	55,427
Chevron Corp.	2,234	269,219
Coal India, Ltd.	96,323	285,705
Enbridge, Inc.	40,173	1,597,268
Encana Corp.	27,227	127,481
Eni SpA	22,859	355,028
Equinor ASA	6,363	126,893
Exxon Mobil Corp.	15,502	1,081,730
Galp Energia SGPS SA	87,469	1,468,434
Gazprom PJSC, ADR	18,593	152,834
Inpex Corp.	18,740	194,141
Inter Pipeline, Ltd.	4,768	82,762
Japan Petroleum Exploration Company, Ltd.	1,865	50,224
Kinder Morgan, Inc.	16,930	358,408
LUKOIL PJSC, ADR	758	74,822
LUKOIL PJSC, ADR (London Stock Exchange)	905	90,144
Lundin Petroleum AB	22,550	765,673
Painted Pony Energy, Ltd. (A)	20,525	12,013
Royal Dutch Shell PLC, A Shares	1,190	35,241
Royal Dutch Shell PLC, B Shares	38,328	1,137,715
Surgutneftegas PJSC, ADR (London Stock Exchange)	19,435	157,328
Targa Resources Corp.	6,356	259,515
TC Energy Corp.	30,537	1,626,382
The Williams Companies, Inc.	10,675	253,211
TOTAL SA	38,922	2,159,803
Tourmaline Oil Corp.	4,826	56,564
YPF SA, ADR	5,706	66,075
Financials 16.4%		29,779,862
Banks 10.0%
ABN AMRO Bank NV (B)	88,379	1,610,824
AIB Group PLC	24,563	85,809
Allahabad Bank (A)	30,492	8,099
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Aozora Bank, Ltd.	4,963	$131,116
Bank of America Corp.	48,981	1,725,111
Bank of Ireland Group PLC	29,239	160,920
Bank Polska Kasa Opieki SA	3,343	88,467
BNP Paribas SA	5,298	314,903
BPER Banca	20,124	101,255
CaixaBank SA	68,889	216,935
Canara Bank (A)	23,669	73,425
China Construction Bank Corp., H Shares	1,123,000	973,688
CIMB Group Holdings BHD	66,200	83,380
Dah Sing Financial Holdings, Ltd.	16,100	63,464
Danske Bank A/S	1,778	28,765
DGB Financial Group, Inc. (A)	11,871	72,978
DNB ASA	3,758	70,323
HSBC Holdings PLC	55,892	437,547
ING Groep NV	98,784	1,187,621
Kasikornbank PCL, NVDR	21,900	110,248
KB Financial Group, Inc.	4,029	165,987
Lloyds Banking Group PLC	263,224	218,060
Mitsubishi UFJ Financial Group, Inc.	319,549	1,727,589
Mizuho Financial Group, Inc.	103,045	158,732
Moneta Money Bank AS (B)	83,746	314,228
National Australia Bank, Ltd.	5,783	100,070
Nordea Bank ABP (Stockholm Stock Exchange)	101,504	821,186
People's United Financial, Inc.	12,407	209,678
Raiffeisen Bank International AG	1,643	41,123
Resona Holdings, Inc.	167,995	732,211
Royal Bank of Canada	13,154	1,040,833
Sberbank of Russia PJSC, ADR	6,040	99,056
Shinhan Financial Group Company, Ltd.	3,843	144,085
Skandinaviska Enskilda Banken AB, A Shares	15,609	146,722
Societe Generale SA	14,717	513,593
Standard Chartered PLC	154,797	1,458,666
Sumitomo Mitsui Financial Group, Inc.	7,900	291,789
Sumitomo Mitsui Trust Holdings, Inc.	4,360	172,355
The Bank of Nova Scotia	26,193	1,479,540
The Tochigi Bank, Ltd.	14,670	31,515
Unicaja Banco SA (B)	89,456	97,119
UniCredit SpA	18,946	276,933
Wells Fargo & Company	5,679	305,530
Westpac Banking Corp.	4,334	74,011
Capital markets 1.8%
CME Group, Inc.	1,080	216,778
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Financials (continued)
Capital markets (continued)
GAM Holding AG (A)	11,057	$32,068
Ichiyoshi Securities Company, Ltd.	5,910	34,716
IGM Financial, Inc.	6,245	179,287
Intercontinental Exchange, Inc.	2,029	187,784
Julius Baer Group, Ltd. (A)	3,922	202,190
MarketAxess Holdings, Inc.	209	79,234
Natixis SA	70,272	313,028
Nomura Holdings, Inc.	30,900	159,005
UBS Group AG (A)	139,953	1,766,121
Uranium Participation Corp. (A)	12,333	38,750
Consumer finance 0.0%
Provident Financial PLC	8,472	51,363
Diversified financial services 0.0%
G-Resources Group, Ltd. (A)	2,076,450	15,451
Insurance 3.2%
Admiral Group PLC	3,458	105,671
Ageas	2,872	169,829
American Financial Group, Inc.	4	439
Assicurazioni Generali SpA	13,126	270,984
AXA SA	58,058	1,640,501
Dai-ichi Life Holdings, Inc.	10,145	167,192
Direct Line Insurance Group PLC	64,748	267,898
Fidelity National Financial, Inc.	3,899	176,820
Legal & General Group PLC	22,181	89,102
Orange Life Insurance, Ltd. (B)	4,080	99,561
Power Corp. of Canada	26,927	693,626
Powszechny Zaklad Ubezpieczen SA	22,356	236,112
Sampo OYJ, A Shares	7,729	337,472
Shin Kong Financial Holding Company, Ltd. (A)	225,563	77,954
T&D Holdings, Inc.	21,365	270,176
Tokio Marine Holdings, Inc.	19,800	1,108,578
Tongyang Life Insurance Company, Ltd. (A)	10,877	37,547
Mortgage real estate investment trusts 1.3%
AGNC Investment Corp.	78,245	1,383,372
Annaly Capital Management, Inc.	113,838	1,072,354
Thrifts and mortgage finance 0.1%
New York Community Bancorp, Inc.	11,099	133,410
Health care 7.4%		13,468,899
Biotechnology 1.0%
AbbVie, Inc.	13,368	1,183,603
Amgen, Inc.	671	161,758
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Gilead Sciences, Inc.	6,343	$412,168
Health care equipment and supplies 1.0%
Abbott Laboratories	4,437	385,398
Hoya Corp.	1,237	118,086
Koninklijke Philips NV	15,319	748,849
Medtronic PLC	2,218	251,632
ResMed, Inc.	1,538	238,344
Stryker Corp.	178	37,369
Health care providers and services 0.6%
Anthem, Inc.	150	45,305
Cardinal Health, Inc.	2,141	108,292
CVS Health Corp.	9,319	692,309
UnitedHealth Group, Inc.	933	274,283
Health care technology 0.0%
AGFA-Gevaert NV (A)	10,540	54,591
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,390	23,522
Pharmaceuticals 4.8%
AstraZeneca PLC	14,138	1,415,100
Bristol-Myers Squibb Company	17,853	1,145,984
Chugai Pharmaceutical Company, Ltd.	635	58,480
Daiichi Sankyo Company, Ltd.	880	58,119
Eisai Company, Ltd.	1,090	81,560
Eli Lilly & Company	590	77,544
Johnson & Johnson	4,865	709,658
Merck & Company, Inc.	12,661	1,151,518
Novartis AG	16,403	1,553,193
Pfizer, Inc.	45,846	1,796,246
Roche Holding AG	688	223,602
Takeda Pharmaceutical Company, Ltd.	10,690	422,813
Zoetis, Inc.	299	39,573
Industrials 7.5%		13,603,110
Aerospace and defense 1.0%
L3Harris Technologies, Inc.	292	57,778
Lockheed Martin Corp.	1,731	674,017
Northrop Grumman Corp.	308	105,943
The Boeing Company	2,960	964,250
Air freight and logistics 0.2%
bpost SA	5,808	67,150
CTT-Correios de Portugal SA	11,333	40,679
PostNL NV	40,636	91,950
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Industrials (continued)
Air freight and logistics (continued)
United Parcel Service, Inc., Class B	981	$114,836
Airlines 0.2%
ANA Holdings, Inc.	2,437	81,356
Deutsche Lufthansa AG	5,993	110,096
SAS AB (A)	62,699	101,995
Building products 0.2%
Cie de Saint-Gobain	7,529	308,432
Commercial services and supplies 0.3%
Babcock International Group PLC	15,722	131,199
Republic Services, Inc.	2,303	206,418
Serco Group PLC (A)	9,812	21,065
Toppan Forms Company, Ltd.	6,140	68,747
Waste Management, Inc.	1,592	181,424
Construction and engineering 1.2%
China Machinery Engineering Corp., H Shares	133,870	53,950
Chiyoda Corp. (A)	9,025	23,344
Implenia AG	2,070	83,965
JGC Holdings Corp.	9,845	156,693
Raubex Group, Ltd.	29,671	50,861
Shanghai Construction Group Company, Ltd., Class A	695,600	353,783
Toyo Engineering Corp. (A)	6,610	42,975
Vinci SA	13,094	1,458,325
Electrical equipment 1.0%
ABB, Ltd.	24,858	599,653
Cosel Company, Ltd.	4,340	46,670
Emerson Electric Company	13,135	1,001,675
Ushio, Inc.	2,555	37,886
Zumtobel Group AG (A)	6,494	66,165
Industrial conglomerates 0.5%
3M Company	1,331	234,815
Siemens AG	5,313	693,833
Machinery 0.6%
Hisaka Works, Ltd.	4,580	42,244
Mitsubishi Heavy Industries, Ltd.	3,565	138,239
Nabtesco Corp.	22,400	660,060
The Japan Steel Works, Ltd.	4,980	97,278
THK Company, Ltd.	3,310	88,868
Toshiba Machine Company, Ltd.	1,883	50,733
Marine 0.2%
A.P. Moller - Maersk A/S, Series B	140	201,996
D/S Norden A/S	6,238	99,895
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Marine (continued)
Kuehne + Nagel International AG	287	$48,407
Pacific Basin Shipping, Ltd.	422,330	88,953
Professional services 0.2%
Adecco Group AG	3,981	251,688
Hays PLC	36,234	87,144
Pagegroup PLC	9,785	67,820
SThree PLC	10,597	53,104
Road and rail 0.4%
BTS Group Holdings PCL	1,545,026	680,088
The Go-Ahead Group PLC	1,404	41,142
Trading companies and distributors 0.7%
Rexel SA	14,498	192,833
SIG PLC	30,506	49,742
Triton International, Ltd.	24,997	1,004,879
Transportation infrastructure 0.8%
Hamburger Hafen und Logistik AG	1,500	41,132
Sydney Airport	111,892	679,824
Transurban Group	67,365	705,113
Information technology 8.3%		15,145,530
Communications equipment 1.1%
Cisco Systems, Inc.	25,688	1,231,996
Motorola Solutions, Inc.	997	160,657
Nokia OYJ (A)	151,229	559,376
Electronic equipment, instruments and components 0.3%
Citizen Watch Company, Ltd.	23,385	127,357
Enplas Corp.	1,710	56,065
Foxconn Technology Company, Ltd.	45,320	100,195
Innolux Corp.	355,860	99,092
Nichicon Corp.	11,310	117,443
Nippon Chemi-Con Corp.	4,760	90,709
IT services 1.4%
Broadridge Financial Solutions, Inc.	1,397	172,585
Fidelity National Information Services, Inc.	1,213	168,716
Fujitsu, Ltd.	1,144	107,600
IBM Corp.	2,894	387,912
Infosys, Ltd.	5,420	55,880
Itochu Techno-Solutions Corp.	1,953	55,001
Jack Henry & Associates, Inc.	545	79,390
Leidos Holdings, Inc.	1,307	127,942
Mastercard, Inc., Class A	1,040	310,534
Nomura Research Institute, Ltd.	4,006	85,672
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Information technology (continued)
IT services (continued)
Obic Company, Ltd.	407	$54,823
Sabre Corp.	6,802	152,637
Sopra Steria Group	190	30,687
Tata Consultancy Services, Ltd.	178	5,398
The Western Union Company	4,873	130,499
TravelSky Technology, Ltd., H Shares	18,000	43,942
Visa, Inc., Class A	2,934	551,299
Semiconductors and semiconductor equipment 2.8%
Advanced Micro Devices, Inc. (A)	1,794	82,273
Applied Materials, Inc.	2,082	127,085
ASML Holding NV	334	98,883
Broadcom, Inc.	839	265,141
Disco Corp.	183	42,973
Intel Corp.	3,038	181,824
KLA Corp.	1,171	208,637
Lam Research Corp.	466	136,258
Maxim Integrated Products, Inc.	1,450	89,190
Microchip Technology, Inc.	947	99,170
Miraial Company, Ltd.	1,900	24,155
NVIDIA Corp.	941	221,417
QUALCOMM, Inc.	1,628	143,638
Skyworks Solutions, Inc.	473	57,176
STMicroelectronics NV	4,953	133,635
Taiwan Semiconductor Manufacturing Company, Ltd.	151,000	1,671,241
Texas Instruments, Inc.	9,108	1,168,465
Tokyo Electron, Ltd.	784	171,171
Tokyo Seimitsu Company, Ltd.	2,975	115,513
Software 0.9%
Intuit, Inc.	459	120,226
Microsoft Corp.	8,304	1,309,541
Oracle Corp.	2,505	132,715
Trend Micro, Inc.	2,500	127,924
Technology hardware, storage and peripherals 1.8%
Acer, Inc.	155,770	92,843
Apple, Inc.	4,812	1,413,044
Canon, Inc.	14,443	395,283
Compal Electronics, Inc.	235,585	148,385
HP, Inc.	8,328	171,140
Maxell Holdings, Ltd.	4,680	63,235
Melco Holdings, Inc.	736	20,910
NetApp, Inc.	861	53,597
Quadient	4,047	98,061
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Samsung Electronics Company, Ltd.	2,241	$107,987
Seagate Technology PLC	13,267	789,387
Materials 2.8%		5,014,073
Chemicals 0.5%
China BlueChemical, Ltd., H Shares	246,420	60,712
Dow, Inc.	3,536	193,525
EMS-Chemie Holding AG	101	66,401
JSR Corp.	10,110	184,938
LyondellBasell Industries NV, Class A	2,840	268,323
Nitto Denko Corp.	2,170	122,014
Construction materials 0.2%
Imerys SA	1,836	77,934
LafargeHolcim, Ltd. (A)	4,320	239,663
Vicat SA	1,710	77,389
Containers and packaging 0.2%
Amcor PLC	16,185	175,445
AMVIG Holdings, Ltd.	75,690	19,032
International Paper Company	2,450	112,823
Nampak, Ltd. (A)	93,285	45,519
Metals and mining 1.9%
Alumina, Ltd.	68,097	109,991
Anglo American PLC	6,950	199,659
Barrick Gold Corp.	10,716	199,045
Centerra Gold, Inc. (A)	11,469	91,236
Chubu Steel Plate Company, Ltd.	2,010	13,403
CST Group, Ltd. (A)	1,440,000	4,430
Eldorado Gold Corp. (A)	7,668	61,574
Eregli Demir ve Celik Fabrikalari TAS	161,626	245,463
Fortescue Metals Group, Ltd.	15,613	117,696
Gold Fields, Ltd.	15,096	103,040
Harmony Gold Mining Company, Ltd., ADR (A)	22,634	82,161
Hitachi Metals, Ltd.	2,010	29,587
IAMGOLD Corp. (A)	8,320	31,034
Impala Platinum Holdings, Ltd. (A)	6,607	67,506
Kinross Gold Corp. (A)	19,925	94,445
Kyoei Steel, Ltd.	5,610	109,320
Magnitogorsk Iron & Steel Works PJSC, GDR	21,639	187,693
MMC Norilsk Nickel PJSC, ADR	4,470	136,290
Nakayama Steel Works, Ltd.	8,690	43,347
Neturen Company, Ltd.	2,890	23,614
Norsk Hydro ASA	44,838	166,735
Northern Dynasty Minerals, Ltd. (A)	4,162	1,795
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Materials (continued)
Metals and mining (continued)
Pacific Metals Company, Ltd.	2,350	$54,836
Petra Diamonds, Ltd. (A)	88,495	10,420
Resolute Mining, Ltd. (A)	48,845	42,982
Salzgitter AG	5,037	111,184
SEMAFO, Inc. (A)	29,144	60,597
Severstal PJSC, GDR	45,494	688,488
Tokyo Steel Manufacturing Company, Ltd.	13,140	94,958
Western Areas, Ltd.	37,581	80,033
Yamato Kogyo Company, Ltd.	4,305	107,793
Real estate 3.8%		6,964,376
Equity real estate investment trusts 2.9%
American Tower Corp.	341	78,369
Crown Castle International Corp.	925	131,489
Equity Residential	828	67,002
Extra Space Storage, Inc.	1,862	196,664
Fortress REIT, Ltd., Class B	721,287	412,235
Growthpoint Properties, Ltd.	94,610	149,456
Healthpeak Properties, Inc.	4,097	141,224
Host Hotels & Resorts, Inc.	8,050	149,328
Iron Mountain, Inc.	10,366	330,364
Japan Prime Realty Investment Corp.	155	681,516
Land Securities Group PLC	7,652	100,444
Nippon Building Fund, Inc.	91	667,053
Public Storage	928	197,627
Redefine Properties, Ltd.	358,084	193,331
Simon Property Group, Inc.	2,087	310,880
Sun Communities, Inc.	98	14,710
The British Land Company PLC	11,319	95,846
The GPT Group	165,648	652,495
The Macerich Company	6,561	176,622
Ventas, Inc.	1,675	96,715
VEREIT, Inc.	3,974	36,720
Welltower, Inc.	1,528	124,960
WP Carey, Inc.	4,733	378,829
Real estate management and development 0.9%
Mitsubishi Estate Company, Ltd.	7,540	144,277
Nexity SA	28,575	1,436,220
Utilities 7.1%		12,848,424
Electric utilities 2.9%
Alliant Energy Corp.	1,329	72,723
American Electric Power Company, Inc.	2,069	195,541
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
Duke Energy Corp.	3,176	$289,683
Edison International	16,664	1,256,632
Enel SpA	104,119	827,103
Entergy Corp.	1,221	146,276
Evergy, Inc.	1,248	81,232
Eversource Energy	1,691	143,853
FirstEnergy Corp.	1,433	69,644
Iberdrola SA	139,680	1,439,482
NextEra Energy, Inc.	1,027	248,698
OGE Energy Corp.	2,285	101,614
Pinnacle West Capital Corp.	478	42,987
PPL Corp.	7,690	275,917
The Southern Company	302	19,237
Xcel Energy, Inc.	1,483	94,156
Gas utilities 0.4%
AltaGas, Ltd.	6,672	101,630
APA Group	90,623	705,449
Independent power and renewable electricity producers 0.3%
China Longyuan Power Group Corp., Ltd., H Shares	755,995	478,084
NTPC, Ltd.	8,984	14,982
Ratch Group PCL	17,559	40,302
Multi-utilities 2.6%
CenterPoint Energy, Inc.	6,016	164,056
Centrica PLC	127,676	150,938
CMS Energy Corp.	728	45,748
Consolidated Edison, Inc.	821	74,276
Dominion Energy, Inc.	14,092	1,167,099
DTE Energy Company	649	84,286
E.ON SE	110,962	1,185,837
Engie SA	11,172	180,968
National Grid PLC	93,699	1,170,972
Public Service Enterprise Group, Inc.	712	42,044
RWE AG	2,567	78,658
Sempra Energy	810	122,699
WEC Energy Group, Inc.	1,895	174,776
Water utilities 0.9%
Guangdong Investment, Ltd.	372,000	778,060

United Utilities Group PLC	62,553	782,782
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Shares	Value

Preferred securities 0.7%		$1,225,749
(Cost $1,029,136)
Consumer discretionary 0.6%		1,064,108
Automobiles 0.6%
Volkswagen AG	5,406	1,064,108
Information technology 0.1%		106,454
Technology hardware, storage and peripherals 0.1%
Samsung Electronics Company, Ltd.	2,719	106,454
Utilities 0.0%		55,187
Electric utilities 0.0%

Cia Paranaense de Energia, B Shares	3,200	55,187
Exchange-traded funds 0.0%		$96,555
(Cost $96,566)
iShares Core MSCI EAFE ETF	1,480	96,555

	Rate (%)	Maturity date		Par value^	Value
Corporate bonds 13.8%					$24,983,718
(Cost $24,269,272)
Communication services 2.5%					4,544,325
Diversified telecommunication services 0.8%
Altice France SA (B)	3.375	01-15-28	EUR	100,000	115,537
Altice France SA	5.875	02-01-27	EUR	165,000	208,216
CenturyLink, Inc.	5.625	04-01-25		20,000	21,251
CenturyLink, Inc.	7.500	04-01-24		30,000	33,825
Embarq Corp.	7.995	06-01-36		100,000	105,750
Frontier Communications Corp.	6.875	01-15-25		40,000	19,400
Frontier Communications Corp. (B)	8.500	04-01-26		85,000	86,063
Frontier Communications Corp.	10.500	09-15-22		40,000	19,500
Intelsat Jackson Holdings SA	5.500	08-01-23		125,000	107,380
Intelsat Jackson Holdings SA (B)	8.500	10-15-24		160,000	145,733
Telecom Argentina SA (B)	6.500	06-15-21		151,000	146,470
Telecom Italia Capital SA	7.200	07-18-36		90,000	106,632
Telecom Italia SpA (B)	5.303	05-30-24		200,000	215,000
Ziggo BV (B)	5.500	01-15-27		170,000	180,625
Media 1.3%
Altice Financing SA (B)	7.500	05-15-26		210,000	225,750
Altice Luxembourg SA (B)	7.625	02-15-25		200,000	208,000
Altice Luxembourg SA	8.000	05-15-27	EUR	100,000	125,630
CCO Holdings LLC (B)	5.750	02-15-26		105,000	110,777
CSC Holdings LLC (B)	6.500	02-01-29		390,000	434,850
DISH DBS Corp.	5.000	03-15-23		175,000	179,524
DISH DBS Corp.	5.875	07-15-22		50,000	53,000
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
DISH DBS Corp.	5.875	11-15-24		30,000	$30,656
DISH DBS Corp.	7.750	07-01-26		30,000	31,782
Gray Television, Inc. (B)	5.125	10-15-24		130,000	134,875
Gray Television, Inc. (B)	5.875	07-15-26		50,000	53,188
iHeartCommunications, Inc. (B)	5.250	08-15-27		65,000	68,010
Nexstar Broadcasting, Inc. (B)	5.625	07-15-27		180,000	189,684
Scripps Escrow, Inc. (B)	5.875	07-15-27		100,000	104,750
Sinclair Television Group, Inc. (B)	5.625	08-01-24		100,000	102,875
Sirius XM Radio, Inc. (B)	5.500	07-01-29		100,000	108,124
WMG Acquisition Corp.	3.625	10-15-26	EUR	100,000	118,620
WMG Acquisition Corp. (B)	5.500	04-15-26		85,000	89,463
Wireless telecommunication services 0.4%
Sprint Capital Corp.	8.750	03-15-32		60,000	72,825
Sprint Corp.	7.125	06-15-24		50,000	53,938
Sprint Corp.	7.250	09-15-21		215,000	227,363
Sprint Corp.	7.875	09-15-23		100,000	110,333
Turkcell Iletisim Hizmetleri AS	5.800	04-11-28		200,000	198,926
Consumer discretionary 1.7%					3,057,312
Auto components 0.2%
Adient Global Holdings, Ltd.	3.500	08-15-24	EUR	100,000	106,000
Adient US LLC (B)	7.000	05-15-26		20,000	21,800
American Axle & Manufacturing, Inc.	6.250	04-01-25		15,000	15,619
American Axle & Manufacturing, Inc.	6.500	04-01-27		35,000	36,313
Panther BF Aggregator 2 LP (B)	8.500	05-15-27		115,000	122,188
Distributors 0.1%
LKQ European Holdings BV	3.625	04-01-26	EUR	100,000	118,081
Diversified consumer services 0.1%
La Financiere Atalian SASU	4.000	05-15-24	EUR	100,000	89,998
La Financiere Atalian SASU (B)	4.000	05-15-24	EUR	100,000	89,998
Service Corp. International	4.625	12-15-27		35,000	36,488
Service Corp. International	5.125	06-01-29		25,000	26,563
Hotels, restaurants and leisure 0.9%
Boyd Gaming Corp. (B)	4.750	12-01-27		25,000	25,969
Boyd Gaming Corp.	6.375	04-01-26		85,000	91,455
Caesars Resort Collection LLC (B)	5.250	10-15-25		120,000	124,050
Eldorado Resorts, Inc.	6.000	04-01-25		130,000	136,825
Golden Entertainment, Inc. (B)	7.625	04-15-26		70,000	75,425
Hilton Domestic Operating Company, Inc.	4.250	09-01-24		152,000	154,850
Jacobs Entertainment, Inc. (B)	7.875	02-01-24		165,000	174,900
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (B)	4.750	06-01-27		60,000	$63,150
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (B)	5.250	06-01-26		60,000	63,300
New Red Finance, Inc. (B)	5.000	10-15-25		320,000	330,400
Penn National Gaming, Inc. (B)	5.625	01-15-27		186,000	196,566
Sugarhouse HSP Gaming Prop Mezz LP (B)	5.875	05-15-25		110,000	109,725
Wynn Las Vegas LLC (B)	5.500	03-01-25		120,000	128,550
Yum! Brands, Inc. (B)	4.750	01-15-30		30,000	31,425
Household durables 0.2%
KB Home	4.800	11-15-29		30,000	30,600
M/I Homes, Inc.	5.625	08-01-25		40,000	41,900
M/I Homes, Inc.	6.750	01-15-21		165,000	165,206
Taylor Morrison Communities, Inc. (B)	5.750	01-15-28		140,000	152,600
Leisure products 0.1%
Jack Ohio Finance LLC (B)	6.750	11-15-21		13,000	13,260
Mattel, Inc. (B)	5.875	12-15-27		40,000	42,150
Mattel, Inc. (B)	6.750	12-31-25		140,000	150,472
Specialty retail 0.1%
Lithia Motors, Inc. (B)	4.625	12-15-27		65,000	66,811
Party City Holdings, Inc. (B)	6.625	08-01-26		35,000	24,675
Consumer staples 0.7%					1,220,647
Food and staples retailing 0.0%
Performance Food Group, Inc. (B)	5.500	10-15-27		45,000	48,094
Food products 0.5%
B&G Foods, Inc.	5.250	09-15-27		55,000	55,550
MARB BondCo PLC (B)	7.000	03-15-24		200,000	208,500
Post Holdings, Inc. (B)	5.000	08-15-26		190,000	200,688
Post Holdings, Inc. (B)	5.625	01-15-28		70,000	75,425
Post Holdings, Inc. (B)	5.750	03-01-27		100,000	107,250
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	190,713
Household products 0.1%
Diamond BC BV	5.625	08-15-25	EUR	200,000	220,302
Personal products 0.1%
Prestige Brands, Inc. (B)	5.125	01-15-28		50,000	52,375
Revlon Consumer Products Corp.	6.250	08-01-24		130,000	61,750
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy 2.0%				$3,574,520
Energy equipment and services 0.2%
Tervita Corp. (B)	7.625	12-01-21	229,000	230,431
Transocean, Inc.	6.800	03-15-38	110,000	78,100
Oil, gas and consumable fuels 1.8%
California Resources Corp. (B)	8.000	12-15-22	15,000	6,450
Centennial Resource Production LLC (B)	5.375	01-15-26	65,000	63,863
Cheniere Energy Partners LP (B)	4.500	10-01-29	71,000	72,960
Chesapeake Energy Corp. (B)	11.500	01-01-25	197,000	186,165
DCP Midstream Operating LP	5.375	07-15-25	120,000	130,500
Energen Corp.	4.625	09-01-21	105,000	107,466
Energy Transfer Operating LP	4.250	03-15-23	110,000	114,830
Foresight Energy LLC (B)	11.500	04-01-23	170,000	5,950
Jagged Peak Energy LLC	5.875	05-01-26	85,000	87,761
Laredo Petroleum, Inc.	5.625	01-15-22	55,000	53,350
Laredo Petroleum, Inc.	6.250	03-15-23	65,000	60,938
Matador Resources Company	5.875	09-15-26	105,000	105,263
MEG Energy Corp. (B)	6.500	01-15-25	80,000	83,208
MEG Energy Corp. (B)	7.000	03-31-24	95,000	95,594
Noble Holding International, Ltd. (B)	7.875	02-01-26	40,000	29,000
Petrobras Global Finance BV	5.093	01-15-30	80,000	85,721
Petrobras Global Finance BV	5.750	02-01-29	430,000	485,040
Petrobras Global Finance BV	7.375	01-17-27	60,000	73,200
QEP Resources, Inc.	5.250	05-01-23	105,000	103,950
QEP Resources, Inc.	5.375	10-01-22	15,000	15,075
QEP Resources, Inc.	5.625	03-01-26	87,000	84,847
SM Energy Company	5.000	01-15-24	100,000	95,250
SM Energy Company	5.625	06-01-25	50,000	47,459
SM Energy Company	6.125	11-15-22	5,000	5,050
SM Energy Company	6.625	01-15-27	85,000	83,543
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	200,000	209,894
Sunoco LP	5.500	02-15-26	35,000	36,313
Sunoco LP	5.875	03-15-28	20,000	21,236
Sunoco LP	6.000	04-15-27	50,000	53,375
Tallgrass Energy Partners LP (B)	4.750	10-01-23	110,000	109,725
Targa Resources Partners LP (B)	6.500	07-15-27	215,000	235,425
Vine Oil & Gas LP (B)	8.750	04-15-23	105,000	51,450
WPX Energy, Inc.	5.250	09-15-24	125,000	132,813
WPX Energy, Inc.	5.750	06-01-26	30,000	32,025
WPX Energy, Inc.	8.250	08-01-23	40,000	46,000
YPF SA	7.000	12-15-47	70,000	55,300
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

	Rate (%)	Maturity date		Par value^	Value
Financials 1.6%					$2,907,216
Banks 0.7%
Abanca Corp. Bancaria SA (4.625% to 4-7-25, then 5 Year Euro Swap Rate + 5.014%)	4.625	04-07-30	EUR	100,000	118,764
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.414%) (E)	6.500	05-18-22	EUR	200,000	234,435
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (B)(E)	8.125	12-23-25		250,000	303,019
Freedom Mortgage Corp. (B)	8.125	11-15-24		160,000	157,203
Turkiye Is Bankasi AS	6.125	04-25-24		200,000	199,491
UniCredit SpA (5.861% to 6-19-27, then 5 Year U.S. ISDAFIX + 3.703%) (B)	5.861	06-19-32		200,000	208,496
Capital markets 0.2%
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) (E)	6.250	12-18-24		200,000	217,550
MSCI, Inc. (B)	4.000	11-15-29		145,000	146,994
Consumer finance 0.4%
Credit Acceptance Corp. (B)	5.125	12-31-24		75,000	77,885
Credit Acceptance Corp. (B)	6.625	03-15-26		70,000	75,688
DAE Funding LLC (B)	4.500	08-01-22		35,000	35,525
DAE Funding LLC (B)	5.000	08-01-24		140,000	146,992
goeasy, Ltd. (B)	5.375	12-01-24		95,000	96,741
Navient Corp.	5.500	01-25-23		21,000	22,418
Navient Corp.	6.500	06-15-22		80,000	86,700
Springleaf Finance Corp.	6.125	05-15-22		120,000	128,850
Springleaf Finance Corp.	6.125	03-15-24		5,000	5,475
Springleaf Finance Corp.	8.250	12-15-20		155,000	162,634
Insurance 0.3%
Acrisure LLC (B)	7.000	11-15-25		125,000	120,625
Acrisure LLC (B)	8.125	02-15-24		115,000	125,063
Acrisure LLC (B)	10.125	08-01-26		75,000	80,813
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,887
Genworth Holdings, Inc.	4.900	08-15-23		100,000	99,000
Genworth Holdings, Inc.	7.200	02-15-21		30,000	30,900
Genworth Holdings, Inc.	7.625	09-24-21		20,000	21,068
Health care 1.4%					2,493,052
Health care equipment and supplies 0.2%
Constantin Investissement 3 SASU	5.375	04-15-25	EUR	100,000	115,698
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) (B)	8.625	09-15-24		85,000	88,400
Hill-Rom Holdings, Inc. (B)	4.375	09-15-27		80,000	82,300
25	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services 0.4%
Centene Corp. (B)	4.250	12-15-27		30,000	$30,863
Centene Corp. (B)	4.625	12-15-29		30,000	31,616
Community Health Systems, Inc. (B)	8.125	06-30-24		50,000	41,000
HCA Healthcare, Inc.	6.250	02-15-21		240,000	250,200
HCA, Inc.	5.375	09-01-26		60,000	66,825
HCA, Inc.	5.625	09-01-28		10,000	11,396
HCA, Inc.	5.875	02-01-29		5,000	5,781
HCA, Inc.	7.500	11-15-95		65,000	75,725
West Street Merger Sub, Inc. (B)	6.375	09-01-25		140,000	139,650
Life sciences tools and services 0.1%
Avantor, Inc. (B)	6.000	10-01-24		200,000	213,246
Charles River Laboratories International, Inc. (B)	4.250	05-01-28		25,000	25,469
Pharmaceuticals 0.7%
Bausch Health Companies, Inc.	4.500	05-15-23	EUR	130,000	147,644
Bausch Health Companies, Inc. (B)	5.000	01-30-28		135,000	138,563
Bausch Health Companies, Inc. (B)	5.500	03-01-23		13,000	13,065
Bausch Health Companies, Inc. (B)	5.875	05-15-23		108,000	108,945
Bausch Health Companies, Inc. (B)	6.125	04-15-25		95,000	98,157
Catalent Pharma Solutions, Inc. (B)	4.875	01-15-26		30,000	31,050
Catalent Pharma Solutions, Inc. (B)	5.000	07-15-27		20,000	20,950
Endo Finance LLC (B)	5.375	01-15-23		185,000	124,721
IQVIA, Inc. (B)	2.250	01-15-28	EUR	100,000	115,813
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	100,000	104,245
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-21-23		225,000	208,688
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		200,000	203,042
Industrials 1.2%					2,102,252
Aerospace and defense 0.4%
Avolon Holdings Funding, Ltd. (B)	3.950	07-01-24		50,000	52,105
Avolon Holdings Funding, Ltd. (B)	5.250	05-15-24		80,000	87,326
Bombardier, Inc. (B)	6.125	01-15-23		130,000	133,315
Bombardier, Inc. (B)	7.875	04-15-27		105,000	108,019
TransDigm, Inc. (B)	5.500	11-15-27		100,000	101,123
TransDigm, Inc. (B)	6.250	03-15-26		200,000	216,522
Building products 0.1%
Advanced Drainage Systems, Inc. (B)	5.000	09-30-27		25,000	25,781
Standard Industries, Inc. (B)	5.375	11-15-24		55,000	56,513
Commercial services and supplies 0.3%
APX Group, Inc.	7.625	09-01-23		155,000	145,700
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
APX Group, Inc.	7.875	12-01-22	85,000	$85,744
Clean Harbors, Inc. (B)	4.875	07-15-27	104,000	109,460
Clean Harbors, Inc. (B)	5.125	07-15-29	40,000	42,904
IAA, Inc. (B)	5.500	06-15-27	55,000	58,438
Stericycle, Inc. (B)	5.375	07-15-24	90,000	94,500
Construction and engineering 0.0%
Brand Industrial Services, Inc. (B)	8.500	07-15-25	60,000	61,500
Electrical equipment 0.1%
Sensata Technologies BV (B)	5.000	10-01-25	100,000	108,625
Sensata Technologies BV (B)	5.625	11-01-24	80,000	89,000
Trading companies and distributors 0.3%
Beacon Roofing Supply, Inc. (B)	4.500	11-15-26	15,000	15,450
Beacon Roofing Supply, Inc. (B)	4.875	11-01-25	90,000	90,450
Herc Holdings, Inc. (B)	5.500	07-15-27	140,000	147,350
United Rentals North America, Inc.	4.625	10-15-25	50,000	51,405
United Rentals North America, Inc.	4.875	01-15-28	135,000	140,566
United Rentals North America, Inc.	5.875	09-15-26	75,000	80,456
Information technology 0.7%				1,287,216
IT services 0.1%
Cardtronics, Inc. (B)	5.500	05-01-25	10,000	10,375
Tempo Acquisition LLC (B)	6.750	06-01-25	240,000	247,800
Semiconductors and semiconductor equipment 0.3%
Entegris, Inc. (B)	4.625	02-10-26	145,000	150,075
Micron Technology, Inc.	4.640	02-06-24	35,000	37,956
Micron Technology, Inc.	4.975	02-06-26	90,000	99,833
Qorvo, Inc. (B)	4.375	10-15-29	85,000	89,038
Qorvo, Inc.	5.500	07-15-26	150,000	159,750
Software 0.2%
CDK Global, Inc. (B)	5.250	05-15-29	60,000	64,350
Infor US, Inc.	6.500	05-15-22	50,000	50,750
SS&C Technologies, Inc. (B)	5.500	09-30-27	150,000	160,125
Technology hardware, storage and peripherals 0.1%
Western Digital Corp.	4.750	02-15-26	35,000	36,488
Xerox Corp.	4.125	03-15-23	140,000	145,075
Xerox Corp.	4.800	03-01-35	10,000	9,226
Xerox Corp.	6.750	12-15-39	25,000	26,375
Materials 1.2%				2,244,919
Chemicals 0.1%
CF Industries, Inc.	4.950	06-01-43	10,000	10,425
CF Industries, Inc.	5.150	03-15-34	70,000	78,225
27	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Chemicals (continued)
CF Industries, Inc.	5.375	03-15-44		20,000	$21,800
Construction materials 0.0%
American Builders & Contractors Supply Company, Inc. (B)	4.000	01-15-28		85,000	86,275
Containers and packaging 0.7%
ARD Finance SA (5.000% Cash or 5.750% PIK) (B)	5.000	06-30-27	EUR	195,000	220,413
Ardagh Packaging Finance PLC (B)	2.125	08-15-26	EUR	105,000	121,731
Ball Corp.	1.500	03-15-27	EUR	125,000	141,142
Berry Global, Inc. (B)	1.500	01-15-27	EUR	106,000	119,792
Berry Global, Inc. (B)	5.625	07-15-27		35,000	37,538
Berry Global, Inc.	6.000	10-15-22		82,000	83,538
Crown European Holdings SA	2.875	02-01-26	EUR	225,000	273,545
OI European Group BV (B)	4.000	03-15-23		10,000	10,075
Owens-Brockway Glass Container, Inc. (B)	5.875	08-15-23		165,000	176,138
Reynolds Group Issuer, Inc. (B)	5.125	07-15-23		155,000	158,681
Metals and mining 0.3%
Constellium SE	4.250	02-15-26	EUR	125,000	145,821
Novelis Corp. (B)	5.875	09-30-26		55,000	58,526
Novelis Corp. (B)	6.250	08-15-24		135,000	141,581
Steel Dynamics, Inc.	4.125	09-15-25		25,000	25,684
Steel Dynamics, Inc.	5.125	10-01-21		85,000	85,051
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (B)	6.875	01-15-25		175,000	176,313
Norbord, Inc. (B)	5.750	07-15-27		70,000	72,625
Real estate 0.3%					568,010
Equity real estate investment trusts 0.3%
FelCor Lodging LP	6.000	06-01-25		240,000	250,800
Iron Mountain, Inc. (B)	4.875	09-15-29		200,000	203,160
VICI Properties LP (B)	4.250	12-01-26		60,000	61,800
VICI Properties LP (B)	4.625	12-01-29		50,000	52,250
Utilities 0.5%					984,249
Gas utilities 0.2%
AmeriGas Partners LP	5.500	05-20-25		32,000	34,560
AmeriGas Partners LP	5.750	05-20-27		40,000	43,900
AmeriGas Partners LP	5.875	08-20-26		118,000	130,095
Ferrellgas LP	6.500	05-01-21		25,000	21,625
Ferrellgas LP	6.750	01-15-22		170,000	144,500
Ferrellgas LP	6.750	06-15-23		68,000	57,460
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	28

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 0.2%
Clearway Energy Operating LLC (B)	4.750	03-15-28	65,000	$65,894
NextEra Energy Operating Partners LP (B)	4.250	07-15-24	70,000	72,888
The AES Corp.	5.125	09-01-27	190,000	202,825
Water utilities 0.1%

Aegea Finance Sarl (B)	5.750	10-10-24	200,000	210,502
Convertible bonds 0.1%				$237,921
(Cost $251,343)
Consumer discretionary 0.0%				57,638
Hotels, restaurants and leisure 0.0%
Caesars Entertainment Corp.	5.000	10-01-24	30,000	57,638
Information technology 0.1%				180,283
IT services 0.0%
Cardtronics, Inc.	1.000	12-01-20	70,000	74,510
Technology hardware, storage and peripherals 0.1%

Western Digital Corp.	1.500	02-01-24	108,000	105,773
Term loans (F) 0.7%				$1,272,275
(Cost $1,262,755)
Consumer discretionary 0.1%				183,808
Hotels, restaurants and leisure 0.1%
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%)	4.800	10-21-24	183,350	183,808
Financials 0.2%				373,037
Diversified financial services 0.0%
Crown Finance US, Inc., 2018 USD Term Loan (1 month LIBOR + 2.250%)	4.049	02-28-25	81,709	81,597
Insurance 0.2%
Asurion LLC, 2018 Term Loan B7 (1 month LIBOR + 3.000%)	4.799	11-03-24	192,075	193,070
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	4.690	04-25-25	98,500	98,370
Health care 0.0%				57,467
Life sciences tools and services 0.0%
Syneos Health, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	3.799	08-01-24	57,181	57,467
29	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials 0.3%				$448,520
Commercial services and supplies 0.1%
AVSC Holding Corp., 2018 1st Lien Term Loan (1 and 3 month LIBOR + 3.250%)	5.091	03-03-25	98,250	97,759
Pitney Bowes, Inc., Term Loan B (G)	TBD	12-05-26	100,000	98,781
Professional services 0.2%
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 5.000%)	6.792	02-06-26	250,000	251,980
Information technology 0.1%				209,443
IT services 0.1%
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	4.799	06-15-25	98,500	98,398
Semiconductors and semiconductor equipment 0.0%
Microchip Technology, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	3.800	05-29-25	57,489	57,777
Software 0.0%
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.049	04-16-25	21,671	21,811

SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.049	04-16-25	31,256	31,457
Escrow certificates 0.0%				$750
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(D)	11.500	10-01-20	500,000	750

	Par value^	Value
Short-term investments 0.1%		$100,000
(Cost $100,000)
Repurchase agreement 0.1%		100,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-19 at 1.550% to be repurchased at $100,009 on 1-2-20, collateralized by $94,015 Government National Mortgage Association, 4.500% due 4-20-47 (valued at $102,000)	100,000	100,000

Total investments (Cost $182,236,538) 98.4%	$178,587,751
Other assets and liabilities, net 1.6%	2,933,139
Total net assets 100.0%	$181,520,890

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	30

Currency Abbreviations
EUR	Euro

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
The fund had the following country composition as a percentage of net assets on 12-31-19:
United States	41.3%
Japan	10.2%
United Kingdom	7.0%
France	6.2%
Canada	5.3%
Netherlands	4.0%
Switzerland	3.3%
Germany	2.2%
Australia	1.8%
China	1.5%
Other countries	17.2%
TOTAL	100.0%
31	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	159	Short	Mar 2020	$(6,662,845)	$(6,650,682)	$12,163
FTSE 100 Index Futures	43	Short	Mar 2020	(4,240,720)	(4,271,265)	(30,545)
MSCI EAFE Index Futures	124	Short	Mar 2020	(12,649,932)	(12,626,297)	23,635
						$5,253
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	145,000	USD	109,087	CITI	1/10/2020	$2,582	—
EUR	1,227,000	USD	1,355,955	BNP	1/10/2020	20,972	—
EUR	32,000	USD	35,984	SSB	1/31/2020	—	$(27)
GBP	438,000	USD	565,167	MSI	1/10/2020	15,126	—
USD	115,879	EUR	105,000	BNP	1/10/2020	—	(1,951)
USD	115,792	EUR	104,000	GSI	1/10/2020	—	(915)
USD	90,588	EUR	81,000	MSI	1/10/2020	—	(309)
USD	117,731	EUR	106,000	SSB	1/10/2020	—	(1,222)
USD	11,905,766	EUR	10,665,000	CITI	3/18/2020	—	(113,350)
USD	7,566,282	GBP	5,784,000	MSI	3/18/2020	—	(111,006)
						$38,680	$(228,780)
SWAPS
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.33	3.384%	495,000	USD	$ 495,000	5.000%	Quarterly	Dec 2024	$ 35,506	$ 12,955	$ 48,461
					$495,000				$35,506	$12,955	$48,461

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
CITI	Citibank, N.A.
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	32

OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 12-31-19, the aggregate cost of investments for federal income tax purposes was $182,959,214. Net unrealized depreciation aggregated to $4,507,849, of which $8,765,401 related to gross unrealized appreciation and $13,273,250 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
33	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-19

Assets
Unaffiliated investments, at value (Cost $182,236,538)	$178,587,751
Receivable for centrally cleared swaps	126,586
Unrealized appreciation on forward foreign currency contracts	38,680
Cash	86,059
Foreign currency, at value (Cost $531,686)	533,343
Collateral held at broker for futures contracts	1,288,800
Collateral segregated at custodian for OTC derivative contracts	100,000
Dividends and interest receivable	1,201,438
Receivable for investments sold	747,901
Other assets	4,576
Total assets	182,715,134
Liabilities
Unrealized depreciation on forward foreign currency contracts	228,780
Payable for futures variation margin	46,773
Payable for investments purchased	863,138
Payable to affiliates
Accounting and legal services fees	10,496
Trustees' fees	192
Other liabilities and accrued expenses	44,865
Total liabilities	1,194,244
Net assets	$181,520,890
Net assets consist of
Paid-in capital	$190,546,477
Total distributable earnings (loss)	(9,025,587)
Net assets	$181,520,890

Net asset value per share
Based on 12,223,813 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$14.85
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	34

STATEMENT OF OPERATIONS For the year ended  12-31-19

Investment income
Dividends	$8,188,788
Interest	1,723,474
Less foreign taxes withheld	(630,936)
Total investment income	9,281,326
Expenses
Investment management fees	1,724,840
Accounting and legal services fees	38,874
Transfer agent fees	17,851
Trustees' fees	43,277
Custodian fees	79,862
Printing and postage	62,014
Professional fees	74,173
Stock exchange listing fees	23,750
Other	16,982
Total expenses	2,081,623
Less expense reductions	(13,421)
Net expenses	2,068,202
Net investment income	7,213,124
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,965,266
Futures contracts	(3,272,346)
Forward foreign currency contracts	450,762
Written options	(2,955,789)
Swap contracts	(6,730)
(3,818,837)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	19,736,548
Futures contracts	(136,063)
Forward foreign currency contracts	(728)
Written options	95,951
Swap contracts	12,955
19,708,663
Net realized and unrealized gain	15,889,826
Increase in net assets from operations	$23,102,950
35	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-19	Year ended 12-31-18
Increase (decrease) in net assets
From operations
Net investment income	$7,213,124	$7,722,756
Net realized gain (loss)	(3,818,837)	6,567,319
Change in net unrealized appreciation (depreciation)	19,708,663	(34,683,257)
Increase (decrease) in net assets resulting from operations	23,102,950	(20,393,182)
Distributions to shareholders
From earnings	(8,240,605)	(15,279,209)
From tax return of capital	(10,129,197)	(3,083,603)
Total distributions	(18,369,802)	(18,362,812)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	146,258	151,230
Total increase (decrease)	4,879,406	(38,604,764)
Net assets
Beginning of year	176,641,484	215,246,248
End of year	$181,520,890	$176,641,484
Share activity
Shares outstanding
Beginning of year	12,213,964	12,204,669
Issued pursuant to Dividend Reinvestment Plan	9,849	9,295
End of year	12,223,813	12,213,964
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	36

Financial highlights
Period ended	12-31-19	12-31-18	12-31-17	12-31-16	12-31-15
Per share operating performance
Net asset value, beginning of period	$14.46	$17.64	$16.84	$16.78	$18.22
Net investment income[1]	0.59	0.63	0.52	0.42	0.39
Net realized and unrealized gain (loss) on investments	1.30	(2.31)	1.94	1.09	(0.51)
Total from investment operations	1.89	(1.68)	2.46	1.51	(0.12)
Less distributions
From net investment income	(0.67)	(0.86)	(0.49)	(0.41)	(0.44)
From net realized gain	—	(0.39)	(1.17)	(0.24)	(0.91)
From tax return of capital	(0.83)	(0.25)	—	(0.85)	(0.15)
Total distributions	(1.50)	(1.50)	(1.66)	(1.50)	(1.50)
Anti-dilutive impact of repurchase plan	—	—	—	0.05 [2]	0.18 [2]
Net asset value, end of period	$14.85	$14.46	$17.64	$16.84	$16.78
Per share market value, end of period	$14.91	$13.08	$17.41	$15.72	$14.46
Total return at net asset value (%)[3,4]	13.89	(9.61)	15.15	10.46	1.56
Total return at market value (%)[3]	26.41	(17.16)	21.74	19.66	(2.29)
Ratios and supplemental data
Net assets, end of period (in millions)	$182	$177	$215	$206	$210
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.14	1.13	1.15	1.16
Expenses including reductions	1.14	1.13	1.13	1.14	1.15
Net investment income	3.97	3.83	2.99	2.52	2.17
Portfolio turnover (%)	125	96	93	43	43

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $14.17 and $15.71 for 312,533 shares and 1,120,307 shares shares for the periods ended 12-31-16 and 12-31-15, respectively.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
37	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	38

these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of December 31, 2019, by major security category or type:
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$17,741,599	$6,700,861	$11,040,738	—
Consumer discretionary	12,428,280	4,143,599	8,192,524	$92,157
Consumer staples	9,862,371	5,776,736	4,085,635	—
Energy	13,814,259	6,270,683	7,543,576	—
Financials	29,779,862	9,021,602	20,758,260	—
Health care	13,468,899	8,710,984	4,757,915	—
Industrials	13,603,110	4,546,035	9,057,075	—
Information technology	15,145,530	10,244,091	4,901,439	—
Materials	5,014,073	1,508,293	3,505,780	—
Real estate	6,964,376	2,431,503	4,532,873	—
Utilities	12,848,424	5,014,807	7,833,617	—
Preferred securities	1,225,749	—	1,225,749	—
Exchange-traded funds	96,555	96,555	—	—
Corporate bonds	24,983,718	—	24,983,718	—
Convertible bonds	237,921	—	237,921	—
Term loans	1,272,275	—	1,272,275	—
Escrow certificates	750	—	—	750
Short-term investments	100,000	—	100,000	—
Total investments in securities	$178,587,751	$64,465,749	$114,029,095	$92,907
39	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$35,798	$35,798	—	—
Forward foreign currency contracts	38,680	—	$38,680	—
Swap contracts	48,461	—	48,461	—
Liabilities
Futures	(30,545)	(30,545)	—	—
Forward foreign currency contracts	(228,780)	—	(228,780)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	40

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2019, the fund has a short-term capital loss carryforward of $1,945,410 and a long-term capital loss carryforward of $2,578,488 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.3760 per share, which will be paid quarterly until further notice.
41	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended December 31, 2019 and 2018 was as follows:
	December 31, 2019	December 31, 2018
Ordinary income	$8,240,605	$10,470,364
Long-term capital gains	—	4,808,845
Return of capital	10,129,197	3,083,603
Total	$18,369,802	$18,362,812
As of December 31, 2019, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	42

agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, a fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included in the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
43	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

During the year ended December 31, 2019, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with USD notional values ranging from $9.6 million to $23.5 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2019, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with USD notional values ranging from $22.0 million to $29.0 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended December 31, 2019, the fund wrote option contracts to generate income. The fund held written option contracts with market values ranging up to $643,000 as measured at each quarter end. There were no open written option contracts as of December 31, 2019.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	44

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended December 31, 2019, the fund used credit default swap contracts as a seller to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $495,000 as measured at each quarter end.
45	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin	Futures [1]	$35,798	$(30,545)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	38,680	(228,780)
Credit	Swap contracts, at value	Credit default swaps[2]	48,461	—
			$122,939	$(259,325)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	$450,762	—	—	$450,762
Credit	—	—	—	$(6,730)	(6,730)
Equity	$(3,272,346)	—	$(2,955,789)	—	(6,228,135)
Total	$(3,272,346)	$450,762	$(2,955,789)	$(6,730)	$(5,784,103)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2019:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	$(728)	—	—	$(728)
Credit	—	—	—	$12,955	12,955
Equity	$(136,063)	—	$95,951	—	(40,112)
Total	$(136,063)	$(728)	$95,951	$12,955	$(27,885)
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	46

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $13,421 for the year ended December 31, 2019.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate rate of 0.94% of the fund's average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 and December 31, 2020.
During the years ended December 31, 2019 and 2018, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $220,452,408 and $234,630,951, respectively, for the year ended December 31, 2019.
47	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Note 8—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2019:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	—	—	236,300	0.1%	$92,157
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Hedged Equity & Income Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
49	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $6,250,197. The fund intends to pass through foreign tax credits of $629,200.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	50

Additional information (Unaudited)

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the year ended December 31, 2019, distributions from net investment income totaling $0.6747 per share and tax return of capital totaling $0.8293 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 29, 2019	$0.3760
June 28, 2019	0.3760
September 30, 2019	0.3760
December 31, 2019	0.3760
Total	$1.5040

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       51

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date (two business days after the shares have been sold). If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       52

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       53

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	205
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	205
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	205
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	205
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2011	205
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	205
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       54

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2011	205
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	205
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2011	205
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2011	205
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       55

Non-Independent Trustees3

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	205
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	205
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       56

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

1	Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2020; Mr. Bardelis, Mr. Burgess and Ms. Harrison serve as Trustees for a term expiring in 2021; Mr. Arnott, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2022; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       57

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Managers

Roberto J. Isch, CFA
Gregg R. Thomas, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

* Member of the Audit Committee
† Non-Independent Trustee

For shareholder assistance refer to page  6

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       58

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management LLC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

MF1047202	P15A 12/19 2/2020

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $47,279 for the year ended December 31, 2019 and $46,983 for the year ended December 31, 2018.

(b) Audit-Related Services
The audit-related fees were $5 for the year ended December 31, 2019 and $0 for the fiscal period ended December 31, 2018, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,467 and $113,000 for the years ended December 31, 2019 and 2018, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,914 for the year ended December 31, 2019 and $3,800 for the year ended December 31, 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $84 for the year ended December 31, 2019 $239 and for the year ended December 31, 2018, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of review of foreign tax withholding rates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $941,100 for the year ended December 31, 2019 and $736,243 for the year ended December 31, 2018.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 31, 2019.

Gregg R. Thomas, CFA
Senior Managing Director and Director of Investment Strategy,
Wellington Management Company LLP since 2002
Joined Fund team since its inception (2011)

Roberto J. Isch, CFA
Managing Director and Research Manager,
Wellington Management Company LLP since 2012
Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2019. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
NAME
Gregg R. Thomas, CFA

Other Registered Investment Companies: 9 accounts with total net assets of approximately $15,064 million

Other Pooled Investment Vehicles: 14 accounts with total net assets of approximately $2,863 million, of which two accounts, with assets of approximately $1,342 million, has performance-based fees.

Other Accounts: 8 accounts with total net assets of approximately $4,109 million, of which two accounts, with assets of approximately $1,854 million, have performance-based fees
Roberto J. Isch, CFA

Other Registered Investment Companies: 3 accounts with total net assets of approximately $2,314 million

Other Pooled Investment Vehicles: 3 accounts with total net assets of approximately $607 million.

Other Accounts: 4 accounts with total net assets of approximately $1,428 million.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2019. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professional’s necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the “Investment Professional”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messr. Thomas is a Partner.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2019 the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership
Gregg R. Thomas, CFA	$0
Roberto J. Isch, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of Shares	Maximum Number
	Total		Purchased as Part of	of Shares that May
	Number of Shares	Average Price	Publicly Announced	Yet Be Purchased
Period	Purchased	per Share	Plans*	Under the Plans
19-Jan	-	-	-	1,221,396*
19-Feb	-	-	-	1,222,381
19-Mar	-	-	-	1,222,381
19-Apr	-	-	-	1,222,381
19-May	-	-	-	1,222,381
19-Jun	-	-	-	1,222,381
19-Jul	-	-	-	1,222,381
19-Aug	-	-	-	1,222,381
19-Sep	-	-	-	1,222,381
19-Oct	-	-	-	1,222,381
19-Nov	-	-	-	1,222,381
19-Dec	-	-	-	1,222,381
Total	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2020 and December 31, 2020, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2019).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 14, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 14, 2020